UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2005


               THE XANSER CORPORATION SAVINGS AND INVESTMENT PLAN
               (Exact name of registrant as specified in charter)

      Delaware                   001-05083                       74-1191271
(State of Incorporation)   (Commission File No.)              (I.R.S. Employer
                                                             Identification No.)

                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 699-4000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

     The Plan Administrator of the Xanser Corporation Savings and Investment Plan (the "Plan") recently sought proposals from several firms, including KPMG LLP ("KPMG") and Grant Thornton LLP ("GT"), with respect to the audit of the Plan's statements of net assets available for benefits of The Xanser Corporation Savings and Investment Plan for the year ended December 31, 2004. On May 26, 2005, KPMG was dismissed as the Plan's independent registered public accounting firm. KPMG had served as the Plan's principal accountants since the 1998 fiscal year. Effective May 31, 2005, the Audit Committee of Xanser Corporation (the "Company") selected GT to audit such statements.

     KPMG's reports on the Plan's financial statements for each of the years ended December 31, 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2002 and 2003 and the subsequent period through May 26, 2005, there was no disagreement with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Plan, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports covering such periods.

     During the fiscal years ended December 31, 2002 and 2003 and the subsequent period through May 26, 2005, there were no "reportable events" requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable events" means any of the items listed in paragraphs
(a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

     The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from KPMG dated June 1, 2005 is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

     During the two years ended December 31, 2003 and the subsequent period through May 26, 2005, neither the Plan nor anyone on its behalf consulted with GT regarding either the application of accounting principles to a specified transaction of the Plan, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, nor has GT provided to the Company a written report or oral advice regarding such principles or audit opinion.

     The Company has requested that GT review the disclosure in this Current Report on Form 8-K and provided GT the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which GT does not agree with the statements made by the Company in this Current Report. GT has advised the Company that no such letter need be issued.


Item 7.01   Financial Statements and Exhibits.

     Exhibit.

     16.1 Letter from KPMG to the Securities and Exchange Commission, dated June 1, 2005, regarding change in certifying accountant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE XANSER CORPORATION
                                            SAVINGS AND INVESTMENT PLAN




Date:  June 1, 2005                          By: /s/ WILLIAM H. KETTLER
                                                --------------------------------
                                                William H. Kettler
                                                Vice President - Human Resources
                                                (Plan Administrator)

                                  EXHIBIT INDEX

Exhibit No.

16.1 Letter from KPMG to the Securities and Exchange Commission, dated June 1, 2005, regarding change in certifying accountant.

                                                                    Exhibit 16.1


June 1, 2005


Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously the principal accountants for The Xanser Corporation Savings and Investment Plan (the "Plan") and, under the date of June 25, 2004 we reported on the financial statements of the Plan as of and for the years ended December 31, 2003 and 2002. On May 26, 2005, our appointment as principal accountants was terminated.

We have read the Plan's statements included under Item 4.01 of its Form 8-K dated May 26, 2005, and we agree with such statements except as disclosed below.

We are not in a position to agree or disagree with the Plan's statements that "The Plan Administrator of the Xanser Corporation Savings and Investment Plan (the "Plan") recently sought proposals from several firms, including KPMG LLP ("KPMG") and Grant Thornton LLP ("GT"), with respect to the audit of the Plan's statements of net assets available for benefits of The Xanser Corporation Savings and Investment Plan for the year ended December 31, 2004. Effective May 31, 2005, the Audit Committee of Xanser Corporation (the "Company") selected GT to audit such statements".

We are also not in a position to agree or disagree with any of the Company's statements made in the last two paragraphs under Item 4.01.

Very truly yours,


(Signed) KPMG LLP